SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-19278                 13-3357370
(State or other jurisdiction         (Commission        (IRS Identification No.)
     of incorporation)               file Number)

                 51 James Way, Eatontown, New Jersey             07724
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (732) 542-2800


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclsoure

Osteotech, Inc. announced today that Robert M. Wynalek will join the Company on Monday, September 27, 2004 as its Senior Vice President Sales & Marketing, responsible for domestic markets. Mr. Wynalek, who was most recently Vice President of Marketing for Medtronic Power Surgical Solutions, has more than 23 years sales and marketing experience in the medical device and related industries, including prior positions of increasing responsibility with Medtronic Sofamor Danek, Smith & Nephew, Becton Dickinson and Lever Bros.

Osteotech, Inc, headquartered in Eatontown, New Jersey, is a leading provider of human bone and bone connective tissue for transplantation and an innovator in the development and marketing of biomaterial and implant products for musculoskeletal surgery. For further information regarding Osteotech or this press release, please go to Osteotech's website homepage at www.osteotech.com and to Osteotech's Financial Information Request Form website page at www.osteotech.com/finrequest.htm.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2004

                                                      OSTEOTECH, INC.
                                           -------------------------------------
                                                       (Registrant)


                                           By:    /s/ MICHAEL J JEFFRIES
                                               ---------------------------------
                                               Michael J. Jeffries
                                               Executive Vice President,
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)